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                                                                   EXHIBIT 24.1

                                POWER OF ATTORNEY

        Each of the undersigned directors and officers of GB Foods Corporation, a Delaware corporation (the "Company"), hereby appoints Andrew F. Puzder, Gary
R. Nelson, and M'Liss J. Kane, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act, pursuant to a Registration Statement on Form S-4, of that number of shares of the common stock of the Company which are to be issued pursuant to an Agreement and Plan of Merger, as it may be amended from time to time, among the Company, TLS Acquisition Corp., and Timber Lodge Restaurants, Inc., all as authorized by the Board of Directors of the Company; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments thereto.

        IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of January 30, 1998.

                                  /S/ WILLIAM P. FOLEY, II
                                      William P. Foley, II
                                      Chairman of the Board
                                      and Director

                                  /S/ ANDREW F. PUZDER
                                      Andrew F. Puzder
                                      President, Chief Executive Officer,
                                      and Director (Principal Executive Officer)

                                  /S/ GARY R. NELSON
                                      Gary R. Nelson
                                      Chief Financial Officer and Chief
                                      Accounting Officer (Principal Financial
                                      and Accounting Officer)

                                  /S/ T. ANTHONY GREGORY
                                      T. Anthony Gregory
                                      Director

                                  /S/ BRUCE H. HAGLUND
                                      Bruce H. Haglund
                                      Director

                                  /S/ FRANK P. WILLEY
                                      Frank P. Willey
                                      Director